UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2021

BM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38633	82-3410369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 King of Prussia Road, Suite 350

Wayne, PA 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 327-9515

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMTX	NYSE American LLC
Warrants to purchase Common Stock	BMTX.W	NYSE American LLC

 Item 5.07. Submission of Matters to a Vote of Security Holders

On June 16, 2021, BM Technologies, Inc. (formerly known as Megalith Financial Acquisition Corp.) (the “Company”), held its 2021 annual meeting of stockholders (the “Annual Meeting”) to consider Proposals 1, 2, 3 and 4 as described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”): (i) to elect Aaron Hodari and Pankaj Dinodia as Class I directors, each for a term of three years expiring at the 2024 Annual Meeting of Stockholders (“Proposal 1”); (ii) to approve the BM Technologies, Inc. 2021 Employee Stock Purchase Plan (“Proposal 2”); (iii) to ratify the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal 3”); and to transact such other matters as may properly come before the 2021 Annual Meeting or any adjournment or postponement thereof (“Proposal 4”).

The Company’s stockholders approved the Class I director nominees recommended for election in Proposal 1 at the Annual Meeting. The votes cast at the Annual Meeting were as follows:

Class I Director Nominees	For	Withheld	Broker Non-Votes
Aaron Hodari	6,203,967	104,335	705,274
Pankaj Dinodia	6,204,967	103,335	705,274

 The Company’s stockholders approved the BM Technologies, Inc. 2021 Employee Stock Purchase Plan in Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
6,154,882	26,386	127,034	705,274

The Company’s stockholders approved the ratification of BDO USA LLP as the Company’s independent registered public accounting firm in Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
6,907,019	1,264	105,293

 The Company’s stockholders approved Proposal 4. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
5,642,657	554,544	111,101	705,274

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BM Technologies, Inc.

Dated: June 17, 2021	By:	/s/ Luvleen Sidhu
Luvleen Sidhu
Chief Executive Officer